EX-32

            SECTION 1350 CERTIFICATION OF JERRY DIX AND DON BOUDEWYN

                           SECTION 1350 CERTIFICATION

      In connection with the quarterly report of 5G Wireless Communications, Inc. ("Company") on Form 10-QSB for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 21, 2006                  /s/ Jerry Dix
                                        ----------------------------------------
                                        Jerry Dix,
                                        Chief Executive Officer


Dated: August 21, 2006                  /s/  Don Boudewyn
                                        ----------------------------------------
                                        Don Boudewyn,
                                        Executive Vice President, Secretary,
                                        Treasurer (principal financial officer)